2022 Investor Presentation

Safe Harbor Statement and Disclosure  This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP)  Refer to NACCO’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results  Information noted in the following slides was effective as of the date that this presentation was posted to the NACCO Industries website, March 31, 2023. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of the Company’s most recent earnings release and conference call (March 16, 2023)  This presentation is not an offer to sell or a solicitation of offers to buy any of NACCO Industries, Inc.’s securities 2

Company Overview NACCO Industries® brings natural resources to life by delivering aggregates, minerals, reliable fuels and environmental solutions through its robust portfolio of NACCO Natural Resources businesses

Four Businesses Charting Our Future Through Two Key Strategies… …while maintaining a conservative balance sheet to allow us to fund required cap ex and invest in initiatives to drive growth. 4 Protect the Core Protect existing long- term coal mining contracts Become a leading diversified mining services business Acquire and manage mineral and royalty interests Expand stream and wetland mitigation business Grow and Diversify+

(1) Includes a contract termination settlement of $14.0 million pre-tax. (2) Includes non-cash contract termination settlements of $16.9 million pre-tax. (3) Consolidated Adjusted EBITDA and Net Cash are non-GAAP measures and should not be considered in isolation or as substitutes for GAAP measures. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 36. (4) Net Cash at December 31, 2022 is calculated as cash of $110.7 million less total debt of $19.7 million. NACCO Industries (NYSE: NC) – At a Glance 5 Key Metrics In thousands Year Ended December 31, 2022 Operating Profit (1) $69,986 Income before Income taxes (1)(2) $87,723 Net Income $74,158 Consolidated Adjusted EBITDA(3) $88,181 Net Cash at 12/31/2022(3)(4) $91,080 Positioned for Growth  Priorities for Cash  Invest in growth and diversification strategies  Fund required cap ex  Return cash to stockholders through dividends and, as appropriate, share repurchases  Maintain a conservative leverage ratio  Availability under Revolver: $116 million at 12/31/22

Coal Mining Segment

Coal Mining Segment – Operations 7 Power Plant Operation and Maintenance Electricity Sales Regulatory Matters MiningLand Acquisition Reserve Acquisition Permitting Mine Planning Load & Haul Coal Handling Reclamation Bond Release North American Coal operates surface coal mines under long- term contracts pursuant to a service-based business model Customer Operations

Our Falkirk Mine gained a new customer following Rainbow Energy’s purchase of Coal Creek Station, North Dakota’s largest power plant Coal Mine Locations as of 12/31/22 • More than 110 years of experience • Our mines deliver coal to adjacent power plants • Each mine is the exclusive supplier to its customer’s facility • Mine mouth operations provide cost advantages to customers 8

 We work diligently to support our customers so they can produce reliable and affordable energy  Focused on managing coal production costs to help customers with management fee contracts be more competitive  Benefits customers and NACCO as fuel cost is a significant driver in power plant dispatch  Cost-plus contract structure tempers the impact of inflation  Increased power plant dispatch results in increased demand for coal by our customers – a win for all 9 Strong Customer Relationships

Unique Business Model Coteau, Falkirk and Coyote Creek operate pursuant to “management fee” contracts  Receive management fee per ton or MMBtu of coal delivered  Contract structure aligns our goals with customer objectives  Customers are responsible for funding all operating costs and capital  Provides steady income and cash flow with minimal capital investment  Eliminates exposure to coal market price fluctuations and final mine reclamation liability 10

Mississippi Lignite Mining Company (MLMC)  Delivers 100% of the coal to supply the Red Hills power plant (“Red Hills”)  Red Hills supplies electricity to TVA  Contract ends in 2032  We are responsible for all operating costs, capital requirements and final mine reclamation  Contractually determined coal sales price adjusts based on changes in the level of established indices  Not subject to spot coal market fluctuations  Profitability is affected by three key factors: customer demand for coal, changes in the indices that determine coal sales price and actual costs incurred 11

Coal Mining Industry Challenges  We were a key petitioner in the U.S. Supreme Court case, West Virginia v. EPA • Big win in fight against regulatory overreach • This ruling makes it clear that, without Congressional direction, the EPA does not have authority to regulate coal plants out of existence using CO2 regulations  Despite challenges, we believe coal will be an essential part of the energy mix in the United States for the foreseeable future • Emerging carbon capture and storage (CCS) technologies can be an important component of helping reduce emissions • We are supporting CCS work at the Energy & Environmental Research Center at the University of North Dakota  Fluctuations in natural gas prices and the availability of renewable power generation, particularly wind, can contribute to changes in power plant dispatch and customer demand for coal 12

Minerals Management Segment

 Catapult Mineral Partners is focused on managing and expanding our portfolio of oil and gas mineral and royalty interests  Has developed a proven business model and a strong network for new acquisitions  Acquired mineral and royalty interests totaling $12 million in 2022  Building on acquisitions of $19 million in 2021 and 2020  Targeting additional investments in mineral and royalty interests of up to $20 million in 2023  Disciplined approach to target potential acquisitions in the U.S.  Align with our long-term strategy and objectives  Construct a high-quality, diversified portfolio  Extended geographic footprint to diversify across multiple basins 14 Minerals Management was a strong contributor to operating profit in 2022 Executing Growth

Minerals Management reserve locations as of 12/31/22  Derives income from royalty-based leases under which lessees make payments to us based on their production and sale of natural gas, oil, natural gas liquids and to a lesser extent, coal  Total mineral and royalty interests included 141.4 thousand gross acres and 60.8 thousand net royalty acres at December 31, 2022  Goals:  Construct a diversified portfolio that delivers near-term cash flow yields and long-term projected growth  Deliver unlevered after-tax returns on invested capital in the mid-teens 15 Location of Significant Reserves OH PA ND TX LA Gas     Oil    Coal   

Business Model  Minerals Management owns royalty interests, mineral interests, nonparticipating royalty interests, and overriding royalty interests  Benefit from the continued development of properties without the need for additional investment once interests have been acquired  We believe this business model can deliver higher average operating margins over the life of a reserve than traditional oil and gas companies that bear the cost of exploration, production and/or development 16

Minerals Management Portfolio Overview Appalachia Gulf Coast Permian Rockies Williston Totals 2022 Gross Acres 34,661.0 27,932.0 77,277.9 325.9 1,194.0 141,390.8 2022 Net Royalty Acres 36,199.3 20,105.4 2,050.4 72.4 2,388.1 60,815.5 2022 Production (BOE) 894,078 362,962 72,103 604 0 1,329,747 Production Mix By Revenue(1) Undeveloped Gross/Net Well Count 150 / 7.27 117 / 4.04 1,023 / 2.06 10 / 0.04 - 1,300 / 13.4 Production Mix By Product(1) Undeveloped Rig Count(2) 14 56 171 5 - 246 Operator Count(3) 18 13 40 2 - 70 Top Operators Ascent Resources BPX Energy Pioneer Natural Resources Peak Powder River Resources Undeveloped Ascent Resources EAP Holdings Tellurian Inc Diamondback E&P BPX Energy EOG Resources Gulfport Energy Corp Aethon Energy XTO Energy Tellurian Inc Company Data as of 12/31/2022, unless otherwise noted (1) Based on average production rates and realized prices for Q4 2022 (2) Rigs operating for company lessees within the basin, as of 3/22/2023 (3) Totals may not add because operators may be included in multiple basins Gas 81% 17 Gas 7% Oil 85% NGL 8% Gas 97% NGL 3% Gas 97% Oil 3% Gas 14% Oil 83% NGL 3% Gas 21% Oil 59% NGL 20% Gas 95% NGL 5% Gas 98% Oil 1% NGL 1% Gas 36% Oil 63% NGL 1% Gas 88% Oil 9% NGL 3% Gas 90% Oil 5% NGL 5%

Mitigation Resources

 Creates and sells stream and wetland mitigation credits and provides services to those engaged in permittee-responsible mitigation and environmental restoration  Strong progress toward becoming a top ten provider of stream and wetland mitigation services in the southeastern U.S.  Completed and current projects include the restoration of more than 420,000 feet of streams and 830 acres of wetlands  8 mitigation banks and 4 permittee-responsible mitigation projects as of 12/31/22  Expect to provide solid rates of return as this business matures 19 Mitigation Resources offers opportunity for growth and diversification in an industry where we have substantial knowledge and expertise and a strong reputation

Project Types and Ownership StructuresProject Types:  Mitigation Banks – Acquire, restore and permanently protect properties to generate and sell mitigation credits  Purchasers use the credits to offset ecological impacts on unrelated projects within the same local ecosystem  Permittee-responsible mitigation – Mitigation projects undertaken by the permittee (or contractor) to provide compensatory mitigation for which the permittee retains responsibility Ownership Structures:  Merchant bank – Mitigation bank developed on owned land with credits developed and sold  Land partnerships – Mitigation bank developed on landowner’s property  Joint Venture – Defined ownership stake and capital obligation formed to pursue larger or unique projects 20 20

Yockanookany Lye Branch Tobaksákola Phase I and II Buck Creek Cave Spring Smoky Run Battle Ridge Lake Ralph Hall Whites Creek Caddo Creek Lehigh Hanson Marshall Branch Buffalo Valley Continued Operation and Development of Projects in the U.S. Markets 21 Priority Markets Projects / Signed in 2022 Office

 Mitigation Resources was named a designated provider of abandoned mine land restoration by the state of Texas  Mitigation Resources started working on the Brandywine Battlefield Mitigation Bank, its first project in Pennsylvania  Helping restore the streams and wetlands of the Brinton Run Preserve, part of the historic Brandywine Battlefield  Outlook for this business is strong and there is substantial potential for further growth  As it matures, this business is expected to provide solid rates of return Mitigation Resources Growth 22

North American Mining Segment

24 North American Mining (“NAMining”) is a trusted mining partner for producers of aggregates, activated carbon, lithium and other industrial minerals Customer Operations  Continues to be a primary platform for growth and diversification of our mining activities  Working on a return to profitability in this segment:  Conducted a review of each quarry operation in 2022 and implemented changes that should drive financial improvements  NAMining continues to work with Lithium Americas to develop the Thacker Pass Project

• Investing in innovation with the deployment of new types of mining equipment • Committed to expanding the business while improving operating efficiencies and scalability • Focused on this business becoming a substantial contributor to operating profit over time 25

NAMining – Sawtooth/Thacker Pass Project (in development)  NAMining’s subsidiary, Sawtooth Mining, will serve as exclusive contract miner for the Thacker Pass lithium project, which is 100% owned by Lithium Nevada Corp.  Sawtooth is currently providing mine design and consulting services  Sawtooth will provide comprehensive mining services  Reimbursed for operating and mine reclamation costs  Management fee per metric ton of lithium delivered  Sawtooth plans to begin acquiring equipment in 2023  Reimbursement from customer for capital expenditures over a 5-year period  Construction at Thacker Pass has commenced and lithium production is currently expected in the 2nd half of 2026 26

Corporate Responsibility

 NACCO’s 110 years of growth and success are founded on three foundational elements — our people, our operational excellence and our environmental stewardship  Good corporate governance with a long-term perspective is an integral part of our value system 28 Doing the right thing is in our corporate DNA Environmental Stewardship People Operational Excellence

People  Employees fuel our success  We encourage our employees to pursue continued professional development, skills training and other educational opportunities  We enjoy high retention rates and long tenures with our employees  14% of employees have at least 20 years of service  In 2022, 14 employees celebrated 40 years or more with the company  Average tenure is 11 years of service 29

Safety first, safety always  We operate in a culture committed to safety excellence  Based on Mine Safety and Health Administration data, the National Mining Association ranks us as an industry leader in safety, and our MSHA lost-time incident rate is consistently below the national average for comparable mines  During 2022:  The Coteau Properties Company received the Lignite Energy Council’s Safety Excellence Award for its work at the Freedom Mine  The Coyote Creek and Falkirk mines were recognized with Distinguished Safety awards for achieving incident rates lower than the national average  Demery Resources celebrated 10 years with zero lost-time accidents at the Five Forks Mine 30 We have received more than 100 state and national safety awards Safety is Our #1 Priority

31 Environmental Stewardship  At our core, we are conservationists  Our native grass programs exemplify our commitment to going above and beyond technical requirements for reclamation  Since 1978, we have planted over 10 million trees as part of reclamation activities  2022 Environmental Awards:  The Coteau Properties Company received the Excellence in Surface Coal Mining and Reclamation award  Caddo Creek Resources Company earned the Texas Coal Mining Reclamation award • Managing and enhancing land is one of the great benefits we offer customers • From permit management to agency coordination, we are experts in environmental stewardship and compliance We have received over 97 federal and state awards for successful and innovative reclamation projects since 1978 31

We believe in making long-term investments in the areas where we operate  2022 donations:  Over $400,000 to Support Educational, Arts & Culture and Civic Organizations  Also support employee cash donations to qualified organizations through our matching gift program  Match up to $5,000 per employee  Regularly host students, teachers and community groups on mine tours and other educational programs. 32

Why Invest in NACCO? 33 We work to drive down coal production costs and maximize efficiencies to help our coal customers stay competitive Over the longer-term, grow North American Mining into a leading provider of contract mining services for customers that produce a wide variety of minerals and materials Our culture is built on Safety, Integrity and Quality – we believe in doing the right thing every time Two Key Strategies – Protect the Core and Grow and Diversify provide the right balance as we chart our future Strong balance sheet provides capacity for growth More than 110 years of success in mining provides the foundation for growth Focused on growing Minerals Management by acquiring high- quality oil and gas interests Goal is to grow Mitigation Resources into a top 10 provider of stream and wetland mitigation solutions in the southeastern U.S.

Financial Results and Non-GAAP Reconciliation

Historical Operating Results 35 30.7 30.8 28.5 25.0 27.0 29.0 31.0 33.0 35.0 2020 2021 2022 Tons of Coal Delivered Tons of Limestone Delivered Consolidated Adjusted EBITDA(1) $14.8 $48.1 $74.2 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2020 2021 2022 $40.9 $70.9 $88.2 0.0 20.0 40.0 60.0 80.0 100.0 2020 2021 2022 Consolidated Net Income _____ (1)( Consolidated Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. Consolidated Adjusted EBITDA is defined as net income before asset impairment charges, contract termination settlements and income taxes plus net interest expense and depreciation, depletion and amortization expense. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 36. 46.2 52.8 54.2 45.0 47.0 49.0 51.0 53.0 55.0 2020 2021 2022 (in millions) (in millions) (in millions) (in millions)

Non-GAAP Disclosure This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Consolidated Adjusted EBITDA is a measure of net income (loss) that differs from financial results measured in accordance with GAAP. Consolidated Adjusted EBITDA and net cash (debt) in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures. NACCO defines non-GAAP measures as follows:  Consolidated Adjusted EBITDA is defined as net income before asset impairment charges, contract termination settlements and income taxes plus net interest expense and depreciation, depletion and amortization expense;  Net Cash is defined as Cash minus Debt. 36

NACCO Industries Results and Non-GAAP Reconciliation 37 NOTE: Consolidated Adjusted EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. NACCO defines Consolidated Adjusted EBITDA as net income before asset impairment charges, contract termination settlements and income taxes, plus net interest expense and depreciation, depletion and amortization expense. Consolidated Adjusted EBITDA is not a measure under U.S. GAAP and are not necessarily comparable with similarly titled measures of other companies ($ in thousands) Year Ended December 31 2020 2021 2022 Net income $14,793 $48,125 $74,158 Asset impairment charges 8,359 - 3,939 Contract termination settlement - (10,333) (30,882) Income tax provision (benefit) (535) 8,725 13,565 Interest expense 1,354 1,719 2,034 Interest income (1,200) (449) (1,449) Depreciation, depletion and amortization expense 18,114 23,085 26,816 CONSOLIDATED ADJUSTED EBITDA $40,885 $70,872 $88,181